Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Oil & Gas, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James Wensveen, as Chief Executive Officer, and Xin Feng , as principal financial officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, that:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 8th, 2006	By:	/s/ James Wensveen
James Wensveen
Chief Executive Officer Chairman of the Board

By:	/s/ Xin Feng
Xin Feng
Chief Accounting Officer(principal financial officer)